Fourth Amendment to Issuer Repurchase Plan

(under Rules 10b-18 and 10b5-1 of the Securities Exchange Act of 1934)

This Fourth Amendment to Issuer Repurchase Plan dated May 11, 2023 (the “Fourth Amendment”), entered into by and between eXp World Holdings, Inc. (“Purchaser” or “Issuer”) and Stephens Inc. (“Stephens”), amends that certain Issuer Repurchase Plan dated January 10, 2022 (the “2022 Purchase Plan”), which was previously amended by the First Amendment to Issuer Repurchase Plan, dated May 6, 2022 (the “First Amendment”), the Second Amendment to Issuer Repurchase Plan, dated September 27, 2022 (the “Second Amendment”), and the Third Amendment to Issuer Repurchase Plan, dated December 27, 2022 (the “Third Amendment”). The 2022 Purchase Plan as amended by the First Amendment, the Second Amendment, the Third Amendment and this Fourth Amendment, is hereinafter referred to as the “Purchase Plan.”

Purchaser and Stephens hereby agree as follows:

1.All capitalized terms used in this Fourth Amendment and not defined herein shall have the meanings set forth in the Purchase Plan unless the context clearly requires otherwise.

2. Section C.2. of the Purchase Plan is hereby deleted in its entirety and replaced with the following:

2. Stephens is authorized to begin purchasing Stock in the open market pursuant to this Purchase Plan on January 11, 2022 and shall cease purchasing Stock on the earliest to occur of (i) the date on which the Purchase Plan is terminated in accordance with Paragraph D.1 below, (ii) the date on which Stephens receives notice of the commencement or impending commencement of any proceedings in respect of or triggered by Purchaser’s bankruptcy or insolvency, and (iii) (specify one or more dates or occurrences that will mark the last day on which purchases may occur):

X close of the Principal Market on December 31, 2024; and

X the aggregate price of all purchases pursuant to (i) this Purchase Plan, (ii) the Issuer Repurchase Plan dated December 28, 2018, as amended, by and between Purchaser and Stephens, and (iii) the Issuer Repurchase Plan dated June 1, 2020, as amended, by and between Purchaser and Stephens (after including all commissions, and other expenses of purchase), reaches $500,000,000.

(the “Plan Purchase Period”).

3. Section C.3.(c) of the Purchase Plan is hereby deleted in its entirety and replaced with the following:

(c)         The “Daily Purchase Amount” for any Purchase Day shall be the maximum number of shares allowed under Rule 10b-18(b)(4) (using 25% of average daily trading volume reported for the Stock during the four calendar weeks preceding the week in which the purchase is to be effected); provided, however, that (i) the total dollar amount of all aggregate purchases under the Purchase Plan during May 2023 shall not exceed $17,000,000, including any commissions or fees, (ii) the total dollar amount of all aggregate purchases under the Purchase Plan during June 2023 shall not exceed $22,000,000, including any commissions or fees, (iii) the total dollar amount of all aggregate purchases under the Purchase Plan during any calendar month commencing July 1, 2023 and through and including September 30, 2023 shall not exceed $18,670,000, including any commissions or fees, and (iv) the total dollar amount of all aggregate purchases under the Purchase Plan during any calendar month commencing October 1, 2023 and through and including December 31, 2023 shall not exceed $12,000,000, including any commissions or fees.

4. Purchaser hereby represents, warrants and covenants that (i) Purchaser is not aware of any material nonpublic information concerning the Purchaser or its securities, (ii) Purchaser is entering into this Fourth Amendment in good faith and not as part of a plan or scheme to evade compliance with the federal securities laws, and (iii) there are no legal, contractual or regulatory restrictions applicable to Purchaser or its affiliates that would prohibit Purchaser from entering into this Fourth Amendment or prohibit any purchase pursuant to the Purchase Plan, as amended hereby.

5. Except as expressly provided in this Fourth Amendment, the provisions of the Purchase Plan, as previously amended, shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the undersigned have signed this Fourth Amendment as of the date first written above.

eXp World Holdings, Inc.Stephens Inc.

By: _/s/ James Bramble________________By: /s/ Leon Lants_____________________

Printed Name: James Bramble___________Printed Name: Leon Lants

Title: General Counsel ___________ Title: Director of Trading Operations